UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2007

WILLIAM LYON HOMES

(Exact name of registrant as specified in charter)

Delaware	001-31625	33-0864902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4490 Von Karman Avenue, Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 833-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

William Lyon Homes (the “Company”) has elected to reduce the size of its Board of Directors. Accordingly, Dr. Arthur Laffer has resigned from the Board of Directors by letter received by the Company on December 17, 2007, and Wade Cable, Lawrence Higby and Richard Frankel have resigned from the Board of Directors effective December 31, 2007. The Company has no current plans to replace any of the aforementioned directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2008

WILLIAM LYON HOMES

By:	/s/ MICHAEL D. GRUBBS
Name:	Michael D. Grubbs
Its:	Senior Vice President, Chief Financial Officer and Treasurer

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